UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

SSI INTERNATIONAL LTD
(Exact name of Registrant as specified in its charter)

Nevada	000-53999	26-1094531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 South Virginia, Suite 116
Reno, NV 89502
(Address of principal executive offices, including zip code)

(775) 284-0370
(Registrant's telephone number, including area code)

RIDER EXPLORATION, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

SSI’S Customer Relationship Management and Customer Engagement Systems (CRM / CES) Line of Business

SSI International Ltd.  (“SSI”, the “Company” or “we”) has embarked upon a new line of business that is intended to bring together varying fields of expertise to provide comprehensive one-stop customer relationship management and customer engagement systems.  We intend to help businesses understand their customers better, so that they can formulate and engage them with the right marketing strategies and  motivate them to buy more and maximize the return to businesses.

SSI’s UniCue (Unified Customer-Centric Engagement) solution framework consists of a complete suite of solutions which enable a business quickly to establish end-to-end and effective customer relationship management and engagement solutions, which minimizes implementation time, lowers deployment cost,  streamlines maintenance and minimizes operational cost.

Many businesses have failed to increase the loyalty and value of their most important customers because they are unable to identify their most profitable customers and effectively engaged them. Coupled with constraints imposed by fragmented data and siloed point solutions, it is even more difficult for these businesses to maintain and support these systems in order effectively to gain an accurate view of how they can properly engage their customers and enhance their revenue and profitability.

SSI’s new CRM / CES line of business is established with the ultimate aim to provide a comprehensive, customer-centric, multi-channel and multi-partner customer engagement solution that supports the entire customer relationship management and engagement lifecycle.

UniCue is intended to enable businesses to manage their customers, acquire new customers, analyze them, engage them, retain them and enhance their satisfaction with an overall positive experience while they shop and buy. It provides a unified 360-degree view of the entire business operation as well as its customers’ buying pattern from the business, and supports all end-to-end processes to drive business and improve business results.

The key components of UniCue include :

(1)           BizPOS. A retail management system providing POS(Point-of-Sale), inventory management, ordering management, accounting, purchasing, HR management, and other functions. Providing an integrated operational solution for businesses operate effectively and efficiently. It helps to streamline the entire operations and provides a sustainable platform to support the growth and expansion of the business and its operations.

(2)           INGAGE. Leveraging on the customers’ and transactional information collected from the BizPOS, businesses can now conduct deep analysis on their customers’ buying and spending pattern. Through our comprehensive 3D modeling results generated based on RFM (Recency, Frequency and Monetary) modeling, a business can now have a better understanding on how they can segmentise their customers and to decide, design and conduct ‘precision’ engagement on their customers with effective customer-centric initiatives to meet their needs.

(3)           LMS/CRM. Our loyalty and customer relationship management solution allows businesses effectively to capture and maintain all customers’ information and their loyalty points as well as rewards. It is a comprehensive and integrated solution that can accumulate rewards from varying touch-points, transactional terminals and engagement channels such as through the POS, mobile app, email and SMS.

(4)           PERMAX. PERMAX measures and manages customer-centric activities and initiatives, and automatically implements these control measurements and management for a business. Based on the business rules and standards established by the business, PERMAX helps to enforce the rules and standards as the business consistently strives to achieve peak performance.

(5)           iMOBBLE. Our social-networking mobile solution that can help you engage your customers anywhere and anytime through their mobile devices. Customer-centric initiatives and promotions can now be effectively pushed accurately to targeted customers to achieve maximum conversion from engagement to revenue for the company. iMobble is poised to change the lifestyle of today’s mobile users. No longer will life be boring and lonely experience. Through iMobble, be it shopping, working, studying, exercising, etc., your life can be as vibrant, fun and engaging as possible. Simply participate in the activities and accumulate loyalty points and get rewards. For the merchants and institutions, iMobble give you the power to accurately mobilize your customers from wherever and whenever they are to your location effectively.

(6)           iRetail. This is a whole collection of solutions, both organically grown and jointly developed with partners, to complement and support the entire customer relationship and engagement solution.

(7)           Professional Services. Provides value-added IT services to our customers including Systems Implementation, System Maintenance Support, Technology Planning, Migration and Transformation, Relocation Services and IT Outsourcing Services.

We plan to grow and expand our business regionally in Asia. Our focus in the coming years is rapidly to grow our business and revenue by focusing on BizPOS in the hotel accounting market and iMobble, both directly and under OEM arrangements.

Forward-Looking Statements

Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: the functionality and customer acceptance of UniCue, changes in Asian economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Further information concerning our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSI International Ltd.

By:	/s/ Hakim
Hakim
Title:	Chief Executive Officer

Dated: August 9, 2012